EXHIBIT 1

         The undersigned hereby agree that this Schedule 13G filed by us with respect to the Class A Common Stock, $.01 par value, of BankUnited Financial Corporation is filed on behalf of each of us.

                                    /s/Phillip Frost, M.D.
                                    --------------------------------------------
Date: February 16, 2001             Phillip Frost, M.D.


                                    FROST-NEVADA, LIMITED
                                            PARTNERSHIP

                                    /s/David Moskowitz
                                    --------------------------------------------
Date: February 16, 2001             David Moskowitz
                                    President of Frost-Nevada Corporation,
                                    General Partner


                                    FROST-NEVADA CORPORATION


                                    /s/David Moskowitz
                                    --------------------------------------------
Date: February 16, 2001             David Moskowitz
                                    President

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